                                                                  EXHIBIT 99

                            SOUTHWEST GAS CORPORATION
                          SUMMARY STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)
                                                                      THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                           MARCH 31,                 MARCH 31,
                                                                    ----------------------    ----------------------
                                                                        1997        1996          1997        1996
--------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                              $  211,564  $  188,352    $  569,573  $  548,333
Net cost of gas purchased                                               84,599      78,469       193,710     207,019
--------------------------------------------------------------------------------------------------------------------
Operating margin                                                       126,965     109,883       375,863     341,314
Operations and maintenance expenses                                     48,448      47,211       199,601     189,313
Depreciation, amortization, and general taxes                           25,612      24,133        97,078      91,879
--------------------------------------------------------------------------------------------------------------------
Operating income                                                        52,905      38,539        79,184      60,122
Net interest deductions                                                 14,261      12,953        54,311      52,986
Preferred securities distribution                                        1,369       1,369         5,475       2,281
--------------------------------------------------------------------------------------------------------------------
Pretax utility income                                                   37,275      24,217        19,398       4,855
Utility income tax expense                                              14,440       9,409         7,028       1,140
--------------------------------------------------------------------------------------------------------------------
Net utility income                                                      22,835      14,808        12,370       3,715
Other income (expense), net                                               (299)         51          (774)       (651)
--------------------------------------------------------------------------------------------------------------------
Contribution to net income (loss) - gas operations                      22,536      14,859        11,596       3,064
Contribution to net income (loss) - construction services                 (968)         --         1,687          --
Discontinued operations - PriMerit Bank - NOTE 2                            --          --            --     (17,732)
--------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                       21,568      14,859        13,283     (14,668)
Preferred dividends                                                         --          --            --         212
--------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                        $   21,568  $   14,859    $   13,283  $  (14,880)
====================================================================================================================
Earnings per share - gas operations                                 $     0.84  $     0.60    $     0.44  $     0.12
Earnings (loss) per share - construction services                        (0.04)         --          0.06          --
Earnings (loss) per share - discontinued operations                         --          --            --       (0.74)
--------------------------------------------------------------------------------------------------------------------
Earnings (loss) per share of common stock                           $     0.80  $     0.60    $     0.50  $    (0.62)
====================================================================================================================
Average outstanding common shares                                       26,816      24,604        26,437      24,025
====================================================================================================================

                   See Notes to Summary Financial Statements.

                            SOUTHWEST GAS CORPORATION
                              SUMMARY BALANCE SHEET
                                AT MARCH 31, 1997
                                  (In thousands)
                                    (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                 $1,249,412
  Construction work in progress                                  47,086
                                                             ----------
    Net utility plant                                         1,296,498
                                                             ----------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                 26,427
  Other                                                          42,708
                                                             ----------
    Total other property and investments                         69,135
                                                             ----------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments              6,045
  Receivables - less reserve of $2,003 for uncollectibles        52,762
  Accrued utility revenue                                        28,270
  Deferred purchased gas costs                                   60,116
  Other                                                          25,133
                                                             ----------
    Total current and accrued assets                            172,326
                                                             ----------
DEFERRED DEBITS
  Unamortized debt expense                                       19,416
  Other deferred debits                                          26,326
                                                             ----------
    Total deferred debits                                        45,742
                                                             ----------
    TOTAL ASSETS                                             $1,583,701
                                                             ==========

CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 26,916 shares outstanding   $  380,645
    Retained earnings                                            18,160
                                                             ----------
      Total common stockholders' equity                         398,805   33.9%
  Preferred securities of Southwest Gas Capital I, 9.125%        60,000    5.1
  Long-term debt - NOTE 3                                       718,875   61.0
                                                             ----------  -----
      Total capitalization                                    1,177,680  100.0%
                                                             ----------  =====
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                  86,000
  Accounts payable                                               40,301
  Customer deposits                                              21,542
  Taxes accrued (including income taxes)                         12,284
  Other                                                          53,907
                                                             ----------
      Total current and accrued liabilities                     214,034
                                                             ----------
DEFERRED CREDITS
  Deferred investment tax credits                                18,789
  Deferred income taxes                                         131,515
  Other                                                          41,683
                                                             ----------
      Total deferred credits                                    191,987
                                                             ----------
      TOTAL CAPITALIZATION, LIABILITIES
        AND DEFERRED CREDITS                                 $1,583,701
                                                             ==========

                   See Notes to Summary Financial Statements.

                            SOUTHWEST GAS CORPORATION
                         SUMMARY STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 1997
                                 (In thousands)
                                   (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                        $   21,568
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation and amortization                     17,958
      Change in receivables and payables                 6,695
      Change in gas cost related balancing items       (71,576)
      Change in accrued taxes                            2,232
      Change in deferred taxes                          27,157
      Allowance for funds used during construction        (528)
      Other                                              7,228
                                                    ----------
      Net cash provided by operating activities         10,734
                                                    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                            (36,706)
  Other                                                 (3,142)
                                                    ----------
      Net cash used in investing activities            (39,848)
                                                    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                      3,150
  Dividends paid                                        (5,491)
  Change in notes payable                              (35,000)
  Long-term debt issuances, net                         67,059
                                                    ----------
      Net cash provided by financing activities         29,718
                                                    ----------
Change in cash and temporary cash investments              604
Cash at beginning of period                              5,441
                                                    ----------
Cash at end of period                               $    6,045
                                                    ==========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized           $   15,107
Income taxes paid, net of refunds                   $       --

                   See Notes to Summary Financial Statements.

                   SOUTHWEST GAS CORPORATION
             NOTES TO SUMMARY FINANCIAL STATEMENTS
                         (In thousands)
                           (Unaudited)


NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - DISCONTINUED OPERATIONS:

  In January 1996, the Company reached an agreement to sell PriMerit Bank (PriMerit) to Norwest Corporation. Discontinued operations includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. Discontinued operations also includes the loss on the disposition. The sale of PriMerit to Norwest was completed in July 1996.

NOTE 3 - LONG-TERM DEBT:

  Commercial paper facility                                           $ 200,000
  Debentures:
     Debentures, 9.75% series F, due 2002                               100,000
     Debentures, 7 1/2% series, due 2006                                 75,000
     Debentures, 8% series, due 2026                                     75,000
  Medium-term notes:
     Medium-term notes, 7.59% series, due 2017                           25,000
     Medium-term notes, 7.78% series, due 2022                           25,000
  Industrial development revenue bonds - net of funds held in trust     225,957
  Unamortized discount on long-term debt                                 (7,082)
                                                                      ---------

  TOTAL LONG-TERM DEBT                                                $ 718,875
                                                                      =========
  ESTIMATED CURRENT MATURITIES                                        $      --
                                                                      =========

                   SOUTHWEST GAS CORPORATION
                   SELECTED STATISTICAL DATA
                         MARCH 31, 1997


FINANCIAL STATISTICS
Market value to book value per share at quarter end         117%
Twelve months to date return on equity -- total company     3.5%
                                       -- gas segment       3.3%
Common stock dividend yield at quarter end                  4.7%

GAS OPERATIONS SEGMENT
                                                                   Authorized
                                       Authorized     Authorized    Return on
                                       Rate Base        Rate of      Common
Rate Jurisdiction                    (In thousands)     Return       Equity
------------------------             --------------   ----------   ----------
Central Arizona                      $     267,348          9.13%       10.75%
Southern Arizona                           157,620          9.12        11.00
Southern Nevada                            237,165          9.50        11.55
Northern Nevada                             63,986          9.67        11.55
Southern California                         69,486          9.94        11.35
Northern California                          9,521         10.02        11.35
Paiute Pipeline Company                     61,057         10.09        12.50


SYSTEM THROUGHPUT BY CUSTOMER CLASS        THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                                MARCH 31,                  MARCH 31,
                                       -------------------------    ------------------------
              (In dekatherms)             1997           1996          1997          1996
--------------------------------------------------------------------------------------------
Residential                            24,174,330     20,594,746    48,957,887    43,067,639
Small commercial                        9,412,867      8,825,811    24,093,705    23,252,025
Large commercial                        2,037,777      2,037,073     7,741,028     7,999,046
Industrial / Other                      1,954,350      1,600,971     5,561,016     6,668,173
Transportation                         19,570,001     20,174,390    96,196,677    97,713,636
--------------------------------------------------------------------------------------------
Total system throughput                57,149,325     53,232,991   182,550,313   178,700,519
============================================================================================


HEATING DEGREE DAY COMPARISON
--------------------------------------------------------------------------------------------
Actual                                   1,153          1,008         2,039         1,774
Ten-year average                         1,145          1,163         2,017         2,019
============================================================================================